EXHIBIT 99.3

                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows that such information is inaccurate.

Dated:  September 25, 2008

                                 CLINTON MULTISTRATEGY MASTER FUND, LTD.
                                 By: Clinton Group, Inc. its investment
                                     manager

                                 By: /s/ Francis Ruchalski
                                     ---------------------------
                                     Name:  Francis Ruchalski
                                     Title: Comptroller


                                 CLINTON SPECIAL OPPORTUNITIES MASTER FUND, LTD.
                                 By: Clinton Group, Inc. its investment
                                     manager

                                 By: /s/ Francis Ruchalski
                                     ---------------------------
                                     Name:  Francis Ruchalski
                                     Title: Comptroller


                                 CLINTON MAGNOLIA MASTER FUND, LTD.
                                 By: Clinton Group, Inc.,
                                     its investment manager

                                 By: /s/ Francis Ruchalski
                                     ---------------------
                                     Name:  Francis Ruchalski
                                     Title:   Chief Financial Officer


                                 CLINTON GROUP, INC.

                                 By: /s/ Francis Ruchalski
                                     ---------------------------
                                     Name:  Francis Ruchalski
                                     Title: Comptroller


                                 /s/ George Hall
                                 ------------------------------
                                 George Hall


                                 BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                 By:  Barington Companies Investors, LLC,
                                      its general partner

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Managing Member


                                 BARINGTON COMPANIES INVESTORS, LLC

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Managing Member


                                 BARINGTON INVESTMENTS, L.P.
                                 By:  Barington Companies Advisors, LLC,
                                      its general partner

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Managing Member


                                 BARINGTON COMPANIES ADVISORS, LLC

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Managing Member


                                 BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Authorized Signatory


                                 BARINGTON OFFSHORE ADVISORS II, LLC

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                     Name:  James A. Mitarotonda
                                     Title: Managing Member


                                 BARINGTON CAPITAL GROUP, L.P.
                                 By:  LNA Capital Corp.,
                                      its general partner

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                      Name: James A. Mitarotonda
                                      Title: President and CEO


                                 LNA CAPITAL CORP.

                                 By:  /s/ James A. Mitarotonda
                                      ------------------------
                                      Name: James A. Mitarotonda
                                      Title: President and CEO


                                 /s/ James A. Mitarotonda
                                 ------------------------
                                 James A. Mitarotonda